Baxalta Incorporated First Quarter 2016 Financial Results And Business Performance Update April 28 th , 2016 Exhibit 99.2

Baxalta Performance Update  |  Q1 2016  |  Page 2
Forward-Looking Statements And
GAAP Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward-
looking statements concerning expectations and other matters that are dependent upon future events or developments.
Such statements are made as of the date that they were first issued and are based on current expectations, beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which
involve
factors
or
circumstances
that
are
beyond
Baxalta's
control
and
which
could
cause
actual
results
to
differ
materially from those in the forward-looking statements, including, but not limited to, the following: demand for and market acceptance of risks for new and existing products; product development risks; satisfaction of regulatory and other requirements; actions of regulatory bodies and other governmental authorities; changes in laws and regulations;
product quality, manufacturing or supply issues; patient safety issues; the inability to complete the proposed combination with Shire; any delays related to or the failure to obtain regulatory approvals required for the proposed combination; the occurrence of any event that could give rise to the termination of the merger agreement related to the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect
of
the
proposed
combination
on
Baxalta’s
client
relationships,
operating
results
and
business
generally,
including
without
limitation
the
ability
to
retain
key
employees;
the
potential
diversion
of
Baxalta’s
management’s
attention
resulting from the proposed combination and of the combined company’s management’s attention resulting from integration
issues
after
the
proposed
combination;
and
other
risks
identified
in
Baxalta’s
Securities and Exchange
Commission
(SEC)
filings,
all
of
which
are
available
on
Baxalta’s
website,
as
well
as
other risks related to the proposed
combination
identified
in
Shire’s
respective
filings
with
the
SEC.
Baxalta
expressly disclaims any intent or obligation to
update these forward-looking statements except as required by law. This presentation reflects management’s views as of April 28, 2016. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP
financial
measures
can
be
found
on
slides
31
-
36.

Table Of Contents

Achieving ~20 new product launches by 2020
•
Advancing the pipeline with key milestone achievements and receipt of 10 key approvals to date
•
Driving enhanced value from new products; sales of ~$750 million expected in 2016
Sustaining growth and value across the portfolio
•
Generating positive sales momentum across broad and diversified portfolio
•
Demonstrating compelling commercial, regulatory, operational & financial execution
Augmenting portfolio with disciplined M&A initiatives
•
Maximizing value with ONCASPAR leukemia portfolio acquisition
•
Accelerating innovation with strategic collaborations and partnerships
Creating value with compelling financial profile
•
Exceeding guidance in Q1 2016 across key financial metrics
•
Delivering sales growth* of 14% (constant currency) and adjusted EPS of $0.47**
Strong Execution Validates Baxalta’s
Commitment To Enhancing Shareholder
Value
*Growth compares to 2015 pro forma sales
**Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 31 – 36 for information regarding non-GAAP measures used throughout the presentation
Baxalta Performance Update  |  Q1 2016  |  Page 4

Baxalta Performance Update  |  Q1 2016  |  Page 5
Driving Sustainable Growth And Value
Capabilities
100+ countries of
operation
Leadership
$6 billion global
biopharmaceutical
leader
Value
~20
new product
launches expected
by 2020
Q1 2016 Sales By Product Category*
$ In Millions
Q1 2016 Sales By Geography*
$ In Millions
*Growth compares to 2015 pro forma sales

Baxalta Performance Update  |  Q1 2016  |  Page 6
Driving Strong Q1 2016 Financial Results
Sales Growth*
% Sales Growth At Constant Currency
Adjusted EPS**
$ Per Diluted Share
Continued Momentum Across Portfolio Drives Strong Sales And Earnings Growth
*Growth rates are at constant currency and compare to 2015 pro forma sales
**Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 31 - 36 for information regarding non-GAAP measures used throughout the presentation

Baxalta Performance Update  |  Q1 2016  |  Page 7
Our Pipeline Is Delivering Results
New Product Revenue
~$300 Million
2015 Actual Results
~$750 Million
2016 Expectation
Key Regulatory
Approvals
New Products In
Regulatory Review
New Product
Launches By 2020
ONIVYDE
EU
20% IGSC
U.S. & EU

Baxalta Performance Update  |  Q1 2016  |  Page 8
Unlocking Value With New Product Revenues
Quarterly New Product Sales Trend*
*New product sales exclude impact of inventory stocking
2016 New Product Sales Expectation = ~$750 Million

Baxalta Performance Update  |  Q1 2016  |  Page 9
Achieving Key Milestones In Q1 2016
ADYNOVATE
Received Japan approval; submitted applications for regulatory approval in EU and for pediatric & surgical indications in U.S.
OBIZUR
Launched in EU
BAX 826
Initiated
Phase I trial targeting once-weekly dosing regimen for hemophilia A
HYQVIA (PID)
Received
approval in Australia
HYQVIA (CIDP)
Initiated Phase III trial;
received orphan drug designation
BAX 2200
Met primary endpoints in Phase III
trial for rheumatoid
arthritis
ONCASPAR
Commenced launch across EU
ONIVYDE
Received priority review in Canada; awaiting regulatory
approval in EU
Symphogen
Established strategic collaboration
to accelerate
innovation in immuno-oncology
Precision
BioSciences
Established genome editing collaboration to develop CAR
T cell therapeutic pipeline
Oncology
Immunology
Hematology
CIDP = Chronic inflammatory demyelinating polyneuropathy
PI = Primary immunodeficiency

2016 Pipeline Catalysts
BAX 2200
Etanercept
(EU)
ADYNOVI
(EU)
ADYNOVATE
(U.S. Pediatric)
Regulatory
Filings
Calaspargase Pegol
(Phase III Data)
Clinical
Advancements
BAX 923
(Pivotal: Last Subject
Dosed)
Gene Therapy FIX
(Phase II: Last Subject
Dosed)
Gene Therapy FVIII
(Initiate Phase I)
VONVENDI
Pediatric & Prophylactic
(Initiate Phase III)
20% IGSC
(U.S. & EU)
ADYNOVATE
(Japan)
ONIVYDE
Pancreatic
2
Line
(EU)
Product
Approvals
MyPKFiT
(U.S.)
BAX 826
(Initiate Phase I)
HYQVIA
CIDP
(Initiate Phase III)
ONIVYDE
Pancreatic
1
Line
(Initiate Phase III)
ONCASPAR
(EU)
Indicates the milestone has been achieved
Alpha-1
GvHD
(Initiate Phase III)
HYQVIA
(EU Pediatric)
Hematology
Immunology
Oncology
Baxalta Performance Update  |  Q1 2016  |  Page 10
st
nd

Baxalta Performance Update  |  Q1 2016  |  Page 11
Building A Robust And Diverse Pipeline:
Key Programs*
*Key Programs = programs with $200M+ peak sales potential
Program
EHL rFVIII PEG (BAX 855)
VONVENDI (BAX 111)
OBIZUR: Acquired Hemophilia A
rADAMTS13 (BAX 930)
FIX Gene Therapy (BAX 335)
EHL rFVIII
PSA (BAX 826)
FVIII Gene Therapy (BAX 888)
Anti-TFPI: Hemophilia
20% IGSC: PID
HYQVIA: CIDP
Etanercept
(BAX 2200)
Adalimumab
(BAX 923)
Alpha-1 GvHD
Fc
RIIb
(SM101): SLE
Fc
RIIb
(SM2X1): Myasthenia Gravis
Fc
RIIb(SM301): Allergic Asthma
ONCASPAR
Calaspargase pegol
ONIVYDE:
2
nd
Line Pancreatic Cancer
ONIVYDE:
Gastric
1
st
Line
ONIVYDE: Pancreatic
1
st
Line
Imalumab
(BAX 069): Colorectal
Imalumab
(BAX 069): Malignant Ascites
Pre-Clinical
Phase I
Phase II
Phase III
Reg. Review
Approved
U.S. & EU
Pivotal
U.S. & EU
EU
U.S.
EU
U.S. & Japan
EU
U.S.
U.S. & EU

Baxalta Performance Update | Q1 2016 | Page 12 Advancing External Innovation Through Successful Partnerships & Acquisitions Chatham Therapeutics Partnerships Acquisitions

Baxalta Performance Update  |  Q1 2016  |  Page 13
Baxalta: A Compelling & Unique
Investment Opportunity
Leadership
•
Established $6 billion global biopharmaceutical leader focused on orphan diseases
•
Well
positioned
in
attractive
and
growing
markets
with differentiated therapies
•
Strong global channels and patient relationships and potential to broaden access in emerging markets
Capabilities
•
Leader in creating dynamic business models to improve patient access & utilization
•
Attractive business development and licensing partner
•
Best-in-class global biologic manufacturing network with proprietary technology platforms, such as gene therapy
Value
•
Robust and balanced
late-stage pipeline spanning core therapeutic disease areas
•
Driving acceleration in sales and profitability with ~20 new products by 2020
•
Attractive financial
profile with compelling cash flow generation and disciplined capital allocation approach

Baxalta Q1 2016 Performance Update Financial Summary

Baxalta Performance Update  |  Q1 2016  |  Page 15
Balanced Performance Across The Portfolio
Strong ADVATE and FEIBA
performance
Successful launch of
ADYNOVATE in U.S.
Preparing for VONVENDI
launch in U.S.
Advancing Gene
Therapy
programs
Strong market acceptance
of HYQVIA
Enhanced supply position
Acquired SuppreMol
innovative technology
Advanced two biosimilar
anti-TNFs in Phase III
Completed ONCASPAR
acquisition
Commenced ONCASPAR
launch across EU
Preparing for ONIVYDE
launch in EU
Announced immuno-
oncology collaborations
Hematology*
Q1 2016
Immunology*
Q1 2016
Oncology
Q1 2016
*Growth rates are at constant currency and compare to 2015 pro forma sales

Baxalta Performance Update  |  Q1 2016  |  Page 16
Q1 2016 Adjusted Financial Results*
Q1 2016
Actual Results
Sales ($ in Millions)
Growth**
$1,548
+14%
Gross Margin
60.3%
Operating Margin
27.5%
EBITDA Margin
31.1%
Tax Rate
19.1%
Diluted EPS
$0.47
Key Performance Drivers
•
Strong and balanced growth across
business portfolio
•
Enhanced gross margin profile reflects:
-
Historical seasonality
-
Positive mix benefits and modest price
improvements
-
Expected foreign currency impacts absorbed
•
Flexibility to invest to position company
for future success
-
Research and development
-
Marketing and launch preparedness
-
Global infrastructure
•
Lower-than-expected tax rate driven by
income mix, Orphan Drug tax credit and
extension of R&D tax credit
*Financial results exclude special items and are presented on an adjusted basis;
refer to slides 31 - 36 for information regarding non-GAAP measures used throughout the presentation
**Growth rates are at constant currency and compare to 2015 pro forma sales

Baxalta Q1 2016 Performance Update Business Review

Baxalta Performance Update  |  Q1 2016  |  Page 18
Hematology
Positioned For Growth
•
Strengthening our hematology
leadership with broad portfolio of
treatment options
•
Building personalized care through
patient-centric innovation
•
Elevating access to treatment and
standards of care globally
•
Diversifying to transform care in
adjacent blood disorders
Extending Legacy Of
Leadership In Hematology
Hematology
Q1 2016 Growth*
Q1 2016 Guidance*
*Growth rates are at constant currency
Strengthening
leadership and
sustainability
Differentiated
inhibitor portfolio
First recombinant
Von Willebrand
factor
Strong global
presence and growth

Baxalta Performance Update  |  Q1 2016  |  Page 19
Hematology: Q1 2016 Results
Hemophilia
•
Enhancing access and elevating
standards of care globally
•
Maintaining leadership with broad
portfolio of rFVIII treatment options:
-
Q1 U.S. rFVIII
sales growth in mid-teens
-
Stabilizing patient share with successful U.S.
ADYNOVATE launch
•
Timing of tender shipments negatively
impacted international growth
Inhibitor Therapies
•
FEIBA growth driven by:
-
Robust demand, conversion to prophylaxis
and share gains
-
Leverage of portfolio in acute-care setting
-
New tender sales in developing markets
•
Contribution of OBIZUR for acquired
hemophilia A
Q1 2016 Sales
% Growth
|  At Actual
% Growth   |  At Constant
$ In
Millions
U.S.
Int.
Total
U.S.
Int.
Total
U.S.
Int.
Total
Hemophilia
$346
$298
$644
+13%
-11%
+0%
+13%
-4%
+4%
Inhibitor Therapies
$71
$128
$199
+13%
+24%
+20%
+13%
+32%
+25%
Hematology
$417
$426
$843
+13%
-3%
+4%
+13%
+4%
+8%

Baxalta Performance Update | Q1 2016 | Page 20 Hematology: Quarterly Sales Growth Hemophilia % Sales Growth At Constant Currency Inhibitor Therapies % Sales Growth At Constant Currency

Baxalta Performance Update  |  Q1 2016  |  Page 21
Unique And Attractive Global FVIII Market
Distinct Market Characteristics
•
High brand loyalty and very low
patient turnover despite eight
competitors
•
Safety and efficacy are top
considerations
•
Trusted safety profile requires years
of real-world experience to establish
•
Individualized patient needs vary by
segment
•
Patients require significant dose
customization to achieve zero bleeds
•
Low patient switching due to concern
regarding inhibitor development
2014 Global FVIII Market

Baxalta Performance Update  |  Q1 2016  |  Page 22
Positioned To Grow And Lead EHL
•
ADYNOVATE launched in U.S. during Q4 2015
-
Single-digit price premium to ADVATE on an annual
cost of therapy basis
-
60%+ HTC penetration with positive patient/prescriber
response to product profile
•
Strong IP Position
-
First approval of EHL product utilizing proprietary PEG
technology
-
Exclusive licenses to Nektar
Therapeutics FVIII patents
and patent applications
•
U.S. pediatric and EU filing completed Q1 2016
•
Japan approval received Q1 2016; mid-year
launch aligned with reimbursement approval
•
Initiated PUP study Q4 2015
ADYNOVATE: Blockbuster Potential
Based on ADVATE: global rFVIII leader
Extended half-life of 1.4 –
1.5 fold
Simple, twice-weekly dosing
95% reduction in median ABR; 40% zero bleeds
No patients developed inhibitors
Among fastest development in hemophilia A:
~4 years from Phase I to approval
Key Attributes
ADYNOVATE Stabilizing U.S. rFVIII Patient Share

Baxalta Performance Update  |  Q1 2016  |  Page 23
FVIII Replacement Therapies Set
High Bar For Hemophilia Treatments
1
Phase 1 study of ACE 910 in healthy volunteers and hemophilia A patients;
2
Muto
et
al.
Blood
2014;
124(20):
3165-3171;
³Based
on
findings
from
KOL
Advisory
Boards
Additional Benefits Of FVIII May Not Be
Replicated By Non-Factor Approaches
Non-Factor Approaches Need To
Address Important Efficacy And
Safety Questions:
Fully measurable via assays
Effective for breakthrough bleeds,
surgery, and bleed prevention
Safe
for
all
age
groups,
including
peds
Long-term
safety
(e.g.,
lack
of
hyper-
coagulation,
neutralizing
antibodies¹)
Hyperplasia
and
vascular
proliferation
In a primate model study,
hyperplasia and vascular
proliferation in the joint were found,
despite
the
presence
of
ACE
910²

Baxalta Performance Update  |  Q1 2016  |  Page 24
Immunology
Positioned For Growth
•
Building leadership in global markets
characterized by robust demand
•
Capitalizing on a broad, differentiated
IG portfolio
•
Improving supply with flexible, cost-
effective capacity to support demand
•
Bolstering future growth with novel
treatments
Capitalizing On
Transformational Differentiation
Immunology
*Growth rates are at constant currency and compare to 2015 pro forma results
Driving global
awareness and
demand
Capitalizing on
transformational
differentiation
Optimizing global
footprint with
flexible supply
Bolstering future
growth with novel
treatments
Q1 2016 Guidance*
Q1 2016 Growth*

Baxalta Performance Update  |  Q1 2016  |  Page 25
Immunology: Q1 2016 Results*
Immunoglobulin Therapies
•
Enhancing penetration in under-
treated diseases
•
Continued strength of HYQVIA
-
Increased share in PID segment
-
Uptake supported by competitive gains; building
momentum in EU markets
-
Continued global expansion with Australia
approval
•
Improved supply position
BioTherapeutics
•
Strong albumin growth, particularly in
China
•
Alpha-1 therapies benefiting from:
-
Specialty commercial team focus
-
Improved reimbursement
•
Increased contract-manufacturing
revenues
*Growth rates compare to 2015 pro forma results
Q1 2016 Sales
% Growth
|  At Actual
% Growth   |  At Constant
$ In Millions
U.S.
Int.
Total
U.S.
Int.
Total
U.S.
Int.
Total
Immunoglobulin
Therapies
$356
$97
$453
+9%
+5%
+8%
+9%
+16%
+10%
BioTherapeutics
$65
$135
$200
+10%
+15%
+14%
+10%
+23%
+19%
Immunology
$421
$232
$653
+9%
+11%
+10%
+9%
+20%
+13%

Baxalta Performance Update  |  Q1 2016  |  Page 26
Immunology: Quarterly Sales Growth
Immunoglobulin Therapies
% Sales Growth At Constant Currency
Pro Forma BioTherapeutics*
% Sales Growth At Constant Currency
*2014 constant currency growth rates do not include pro forma adjustments

Baxalta Performance Update  |  Q1 2016  |  Page 27
Capitalizing On Transformational
Differentiation With HYQVIA
HYQVIA Source Of Patients
Internal Estimates
Global PID Indication: ~8% CAGR*
% By Route Of Administration In 2020
Capturing SubQ Leadership Position With HYQVIA By 2020
*2015 – 2020 CAGR

Baxalta Performance Update  |  Q1 2016  |  Page 28
Flexible And Cost-Effective Capacity
Supports Future Demand Growth
Cost-Effective Expansion
•
Disciplined investment to support
continued growth in demand
•
Internal network combined with Sanquin
CMO provides cost-effective and flexible
network
•
Covington on track to be operational in
2018
Baxalta Fractionation Capacity**
*Expected to be operational in 2018
**Capacity represents internal estimates
Liters In Millions
8%+ CAGR
Los Angeles, CA
Pisa & Rieti, Italy
Vienna, Austria
Lessines, Belgium
Covington, GA*
Netherlands
(Sanquin CMO)

Baxalta Performance Update  |  Q1 2016  |  Page 29
Oncology
Positioned For Growth
•
Capitalizing on an attractive and growing
market
•
Focusing on orphan diseases and targeted
populations with significant unmet need
•
Collaborating with leading R&D partners
to provide differentiated treatment
options
•
Leveraging existing global commercial
capabilities and footprint
Building A Focused, Targeted
Oncology Business
Oncology
Q1 2016 Guidance
Q1 2016 Sales
Enhancing portfolio with
new chemical entities
Accelerating innovation
in immuno-oncology
Extracting value with
geographic and
indication expansions
FDA approval reflects
significance of unmet
medical need

Baxalta Performance Update  |  Q1 2016  |  Page 30
Exciting Oncology Growth Prospects
Value
Proposition
•
Integral component of many ALL
treatment guidelines
•
90% cure rate for children; 50% in young
adults; 30% in adults
•
High relapse rate in older patients
•
Standard
of
care
in
1
st
line
ALL
therapy
for children in U.S. and Germany
•
Statistically significant survival benefit
-
5-FU/LV of 6.1 months versus 4.2 months
-
5-FU/LV of 3.1 months versus 1.5 months
•
Already in ESMO Guidelines
•
Manageable adverse event and toxicity
profile
Exciting
Potential
•
Annual sales trending at ~$200M
•
Accelerates Baxalta’s rapid entry into
Oncology; leverages global presence
•
Strengthens pipeline with additional
indications and NME
•
Complements current partnerships
•
Priority FDA approval in 6 months
•
Exclusive OUS rights
•
Over 15k gemcitabine-exposed mPaCa
patients in the EU5
•
Expand
to
1
st
line
treatment
and
additional indications
Recent
Milestones
•
Completed acquisition
•
Commenced EU launch
•
Granted U.S. approval
•
Filed in EU (post-gemcitabine)
2020 Market
Opportunity*
*Market opportunity based on indication
ALL = Acute lymphoblastic leukemia

GAAP To Pro Forma Non-GAAP Reconciliations

Baxalta Performance Update  |  Q1 2016  |  Page 32
Notice To Investors
Non-GAAP Financial Measures: The financial information included in these schedules includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP
financial
measures
can
be
found
on
pages
33
-
36.
The
non-GAAP financial measures include “adjusted
gross margin”, “adjusted operating income,” “adjusted EBITDA,” “adjusted tax rate,” and “adjusted diluted earnings per share”. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and may facilitate an additional analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. The Company has presented “adjusted operating income,” which excludes interest and other
(income) expense and intangible asset amortization; and “adjusted EBITDA” which, in addition to the previous adjustments, also excludes depreciation expense. Additionally, the non-GAAP financial measures presented exclude the impact of certain special items, which are excluded because they are highly variable, difficult to predict, and of a size that may substantially impact the Company’s operations and can facilitate an additional analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. Upfront and milestone payments related to collaborative arrangements that have been expensed as research and development (R&D) are uncertain and often result in a different payment and expense recognition pattern than internal R&D activities and therefore are typically excluded as special items. Intangible asset amortization is excluded to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.
The Company’s management uses non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring items. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. In addition, these non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Baxalta Performance Update  |  Q1 2016  |  Page 33
Pro Forma Sales Reconciliation
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$346
$298
$644
$305
$336
$641
13%
(11%)
0%
13%
(4%)
4%
Inhibitor Therapies
71
128
199
63
103
166
13%
24%
20%
13%
32%
25%
Hematology
$417
$426
$843
$368
$439
$807
13%
(3%)
4%
13%
4%
8%
Immunoglobulin Therapies
356
97
453
328
92
420
9%
5%
8%
9%
16%
10%
Pro Forma BioTherapeutics
65
135
200
59
117
176
10%
15%
14%
10%
23%
19%
Pro Forma Immunology
$421
$232
$653
$387
$209
$596
9%
11%
10%
9%
20%
13%
Oncology
$41
$11
$52
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$879
$669
$1,548
$755
$648
$1,403
16%
3%
10%
16%
11%
14%
Pro Forma Net Sales Reconciliation
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$65
$135
$200
$59
$75
$134
10%
80%
49%
10%
92%
56%
Pro forma MSA revenue
-
-
-
-
42
42
Pro Forma BioTherapeutics
$65
$135
$200
$59
$117
$176
10%
15%
14%
10%
23%
19%
Q1 2016
Q1 2015
Q1 2016
Q1 2015

Baxalta Performance Update  |  Q1 2016  |  Page 34
GAAP To Non-GAAP Reconciliation:
Gross Margin
$ in millions
Q1 2016
Gross Margin
$838
Gross Margin Percentage
54.1%
Adjustments for special items
                        96
Adjusted Gross Margin
$934
Adjusted Gross Margin Percentage
60.3%

Baxalta Performance Update  |  Q1 2016  |  Page 35
GAAP To Non-GAAP Reconciliation:
Operating Income And EBITDA
$ in millions
Q1 2016
Pre-tax Income
$172
Pre-tax Income Margin
11.1%
Adjustments for special items
231
Adjusted Pre-tax Income
403
Adjusted Pre-tax Income Margin
26.0%
Remove: Net interest expense
23
Remove: Other income
(1)
Adjusted Operating Income
425
Adjusted Operating Income Margin
27.5%
Remove: Depreciation
56
Adjusted EBITDA
$481
Adjusted EBITDA Margin
31.1%

Baxalta Performance Update  |  Q1 2016  |  Page 36
GAAP To Non-GAAP Reconciliation:
Tax Rate And Diluted EPS
$ in millions
Q1 2016
Income tax expense
$27
Tax rate
15.7%
Adjustments for special items
                     50
Adjusted Income tax expense
$77
Adjusted tax rate
19.1%
Q1 2016
Diluted EPS
$0.21
Adjustments for special items
                 0.26
Adjusted Diluted EPS
$0.47